Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on a review of the Quarterly Report on Form 10-Q for the period ending June 30, 2016 of Agree Realty Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew M Partridge, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report, containing the financial statements, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew M. Partridge
Matthew M. Partridge
Chief Financial Officer, Secretary and Executive Vice President

July 27, 2016